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                                                                  Exhibit 21.1
                                                                  ------------

                      Subsidiaries of Anchor Holdings, Inc.

Jurisdiction in which Entity Formed                           Name
- -----------------------------------                           ----
Delaware                                             Moll Industries, Inc.
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Delaware                                             Moll Industries, LLC
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Delaware                                             Moll Plastics, LLC
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France                                               Moll France SARL
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France                                               Industries, SARL
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France                                               Engineering SARL
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Belgium                                              Moll SPRL
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Canada                                               Compression
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United Kingdom                                       Moll Industries U.K., Limited
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United Kingdom                                       Moll Industries, Limited
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Barbados                                             Anchor Advanced Products Foreign Sales
                                                     Corporation
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